UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8 - K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 16, 2006

ENCOMPASS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-82608	95-4756822
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or organization)		Identification No.)

1005 Terminal Way, Suite 110, Reno NV 89502-2179
(Address of principal executive offices) (Zip Code)

(775) 324-8531
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8- Other Events

Item 8.01 Other Events

The Registrant has issued the press release attached to this report as Exhibit 99.1.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated November 16, 2006

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Encompass Holdings, Inc.

By: /s/ Arthur N. Robins
Chief Executive Officer
Dated: November 16, 2006